CROSS/Z INTERNATIONAL, INC.

                    ADVISORY COMMITTEE STOCK OPTION AGREEMENT


I.       NOTICE OF STOCK OPTION GRANT

Optionee's Name:

Optionee's Address



         You have been granted an option to purchase Series D Preferred Stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:

         Date of Grant

         Vesting Commencement Date

         Exercise Price per Share

         Total Number of Shares Granted

         Total Exercise Price                        $

         Type of Option:                             Nonstatutory Stock Option

         Term/Expiration Date:


         VESTING SCHEDULE:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         1/24 of the Shares subject to the Option shall vest each month after the Vesting Commencement Date. Notwithstanding the foregoing, this option shall become exercisable in full upon the closing of the Company's Initial Public Offering (as that term is defined in the Company's Articles of Incorporation then in effect) or in the event of a merger or sale of the assets of the Company which would trigger the liquidation provisions set forth in Article III, Section

2 of the Company's Articles of Incorporation then in effect.

I.       TERMINATION PERIOD:

         This Option may be exercised for sixty (60) days after termination of membership on the Company's Advisory Committee, or such longer period as may be applicable upon death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date as provided above.

II.      AGREEMENT

         1. GRANT OF OPTION. Cross/Z International, Inc., a California corporation (the "Company"), hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the total number of shares of Series D Preferred Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price").

         2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant as follows:

                 (i)     RIGHT TO EXERCISE.

                         (a) This Option may not be exercised  for a fraction of
a Share.

                         (b) In the event of  Optionee's  death,  disability  or
other termination of the employment or consulting relationship, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(i)(c).

                         (c) In no event may this Option be exercised  after the
date of expiration of the term of this Option as set forth in the Notice of Grant.

                 (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice in the form attached as Exhibit A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be reasonably required by the Company, including a required market stand-off period of no more than 180 days following the Company's initial public offering. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

                 No Shares will be issued pursuant to the exercise of an Option unless such issuance
                                       -3-
and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

         4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

             (i)     cash; or

             (ii)    check;

             (iii) full recourse promissory note secured by assets other than the purchased Shares;

             (iv) surrender of other shares of Series D Preferred Stock of the Company which in the case of Shares acquired pursuant to the exercise of a Company option, (A) have been owned by the Optionee for more than six (6) months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

             (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

         5.  RIGHT TO EXCHANGE OPTION.

             (a) Subject to Section 5(b) hereof, the Optionee shall have the right to exchange this Option (the "Exchange Right"), in whole or in part, at any time prior to the Termination Date, for Shares as provided for in Section 5(b) below, and the Company shall accept all or any part of this Option so submitted for such exchange; provided, however, that the maximum number of Shares issuable upon exchange of this Option pursuant to this Section 5(a) shall in no event exceed the number of Total Number of Shares Granted set forth in
Section 1 hereof.

             (b) Upon exercise of the Exchange Right, the Company shall deliver to the Optionee (without payment by the Optionee of any Exercise Price) that number of Shares equal to the quotient obtained by dividing (i) the value of this Option at the time the Exchange Right is exercised, determined by subtracting the aggregate Exercise Price for the Shares in effect immediately prior to the exercise of the Exchange Right from the aggregate Fair Market Value (as defined below) of the Shares immediately prior to the exercise of the Exchange Right, by (ii) the Fair Market Value of one Share immediately prior to the exercise of the Exchange Right.

             (c) The Exchange Right may be exercised by the Optionee by delivering the Exchange Notice to the Company at the offices of the Company, exercising the Exchange Right and specifying the total number of Shares the holder of this Option will receive pursuant to such exchange.

             (d) Any exchange effected hereunder shall be consummated at the offices of the Company or at such other place as shall be mutually acceptable to the Company and the holder hereof effecting such exchange. At the closing of any such exchange, the Optionee will surrender the Option and the Company will deliver to the Optionee a certificate or certificates for the number of Shares issuable upon such exchange, together with cash in lieu of any fraction of a share.

             (e) As used herein, the "Fair Market Value" of the Shares shall mean:

                     (i) in the event of a merger or sale of stock or sale of assets, the value of the consideration to be received by the shareholders of the Company for each share of Series D Preferred held (assuming, in the case of a sale of assets, the Company is liquidated immediately following such sale and the consideration paid to the Company is immediately distributed to its shareholders), as determined in good faith by the Board of Directors of the Company;

                     (ii) in the event of a liquidation, dissolution or winding-up of the Company, the value of any non-cash consideration per share, if any, to be received by the holders of the Company's Series D Preferred in such liquidation, dissolution or winding-up, as determined in good faith by the Board of Directors of the Company;

                     (iii) in the event of an Initial Public Offering, the offering price per share of common stock sold in such Initial Public Offering, net of commissions and discounts; and

                     (iv)     in  all  other  cases,   as  shall  be  reasonably
determined in good faith by the Board of Directors.

         6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         7. TERMINATION OF RELATIONSHIP. In the event Optionee's status as a member of the Company's Advisory Committee terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

         8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee as a member of the Company's Advisory Committee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         9. DEATH OF OPTIONEE. In the event of termination of Optionee as a member of the Company's Advisory Committee as a result of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

         10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Option.

         12. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercising a Nonstatutory Option, he will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares over the exercise price. However, the timing of this income recognition may be deferred for up to six months if Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Optionee is an Employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option out of Optionee's compensation or by payment to the Company.

         13. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                    (i) EXERCISE OF NONSTATUTORY STOCK OPTION. There may be a regular federal income tax liability upon the exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                  (ii) DISPOSITION OF SHARES. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         14. RIGHT OF FIRST REFUSAL. The Shares shall be subject to the right of first refusal contained in Section 5 of the Exercise Notice.

         15. REGISTRATION RIGHTS. That certain Restated Registration Rights Agreement dated as of even date herewith between the Company and the parties named on Exhibit A attached thereto is incorporated herein by reference. The Shares shall be deemed "Registrable Securities" thereunder and Optionee shall be deemed a "Holder" upon exercise of the Option.

         16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number of shares of Series D Preferred Stock covered by this Option, as well as the exercise price per share, shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Series D Preferred Stock of the Company resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of outstanding shares of Series D Preferred Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board of Directors of the Company, whose determination shall be final, binding and conclusive. Except as specifically provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Series D Preferred Stock subject to this Option.

         In the event of the proposed dissolution or liquidation of the Company, this Option will terminate immediately prior to consummation of such proposed action, unless otherwise provided by the Board of Directors of the Company.
         17. ENTIRE AGREEMENT; GOVERNING LAW. This Option Agreement and the Exhibits hereto constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

                                  CROSS/Z INTERNATIONAL, INC.,
                                  a California corporation



                                  ------------------------------
                                  Mark Chroscielewski, President



         OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION GRANTED HEREBY IS EARNED ONLY BY CONTINUING SERVICE ON THE ADVISORY COMMITTEE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). IN THE EVENT AN OPTION IS TERMINATED BEFORE IT IS FULLY VESTED, THE UNVESTED PORTION SHALL BECOME AVAILABLE TO THE ADVISORY COMMITTEE FOR FUTURE GRANT AS MAY BE AGREED UPON BY THE ADVISORY COMMITTEE.

         Optionee hereby accepts this Option subject to all of the terms and provisions hereof and thereof. Optionee has reviewed this Option in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors upon any questions arising under this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:  May 8, 1996

                                  ------------------------------
                                  Optionee


                                  ------------------------------
                                  Print Name

                                  Residence Address:


                                  ------------------------------

                                  ------------------------------

                                  ------------------------------

                                    EXHIBIT A

                                 EXERCISE NOTICE


Cross/Z International, Inc.
60 Charles Lindbergh Blvd.
Uniondale, NY 11553
Attention:  Corporate Secretary

         1. EXERCISE OF OPTION. Effective as of today, ___________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Series D Preferred Stock (the "Shares") of Cross/Z
International, Inc., a California corporation (the "Company"), under and pursuant to the Advisory Committee Stock Option Agreement dated May 8, 1996 (the "Option Agreement").

         2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

         3. RIGHTS AS STOCKHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued

              Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

         4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         5. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

                  (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Shares to be  transferred to each Proposed  Transferee;  and
(iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

                  (b) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within fifteen (15) days after receipt of the Notice, the Company or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

                  (c) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (d) (check if appropriate: ____) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash, by check, with full recourse promissory note, or with such other consideration as may be provided for in Section 4 of the Option Agreement, or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  (e)  (check if  appropriate:  ____)  EXCHANGE  OF OPTION.  The
Option is being exercised pursuant to Section 5 of the Option Agreement. The undersigned desires to exchange the Option for the issuance of ______ shares of Series D Preferred Stock.

                  (f) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (g) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section.

"Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

                  (h) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement on Form S-1, SB-1 or SB-2 (or successor forms) filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         6.       RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION OF THESE SECURITIES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, AN AGREEMENT AMONG THE HOLDERS OF THESE SECURITIES AND CERTAIN OTHER SHAREHOLDERS OF THE COMPANY'S STOCK, WHICH AGREEMENT INCLUDES RIGHTS OF FIRST REFUSAL AND CO-SALE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

                  (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c)  REFUSAL TO  TRANSFER.  The Company  shall not be required
(i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         8. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Company's stock option plans and agreements, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

         9. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

         10. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or four (4) days after deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

         11. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         12. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

         13. ENTIRE AGREEMENT. The Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.


Submitted by:                     Accepted by:

OPTIONEE:
                                  CROSS/Z INTERNATIONAL, INC.


(Signature)                       __________________________
                                  Mark Chroscielewski, President

ADDRESS:

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE :

COMPANY  :        CROSS/Z INTERNATIONAL, INC.

SECURITY :        Series D Preferred Stock

AMOUNT   :

DATE     :


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities other than pursuant to that certain Amended and Restated Registration Rights Agreement dated as of May 8, 1996 by and among the Company and the parties named in Exhibit A thereto. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

         (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

         In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

         (d) Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the date of the final Prospectus contained in a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

         (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                             Signature of Optionee:


                                             ________________________________


                                             ________________________________
                                             Print Name

                                             Date:_____________, 19__


                                       -3-